CHEMTURA CORPORATION MASTER TRUST AGREEMENT
Between
THE CHEMTURA CORPORATION
and
THE NORTHERN TRUST COMPANY

CHEMTURA CORPORATION MASTER TRUST AGREEMENT

This Agreement made as of January 2, 2007, by and between the CHEMTURA CORPORATION, a corporation organized and existing under the laws of Delaware (the "Company") and THE NORTHERN TRUST COMPANY, a trust company organized under the laws of the State of Illinois (hereinafter referred to as the "Trustee").

WITNESSETH:

WHEREAS, the Company maintains certain tax-qualified employee benefit plans (hereinafter referred to as the "Plans") for the exclusive benefit of certain of its employees;

WHEREAS, the Company, by trust agreement dated 2005 with State Street Bank and Trust Company (the “Prior Agreement”), maintains a single trust which serves as the funding vehicle for the Plans which shall be this Trust;

WHEREAS, the Company desires to amend and restate the Prior Agreement in the form of this Agreement and to appoint the Trustee as the successor trustee to State Street Bank and Trust Company pursuant to this amended and restated agreement of trust;

WHEREAS, certain affiliates and wholly owned subsidiaries of the Company may maintain separate tax-qualified employee benefit plans for certain of their employees and may adopt the Trust and Trust Agreement to serve as the funding vehicle for such Plans;

WHEREAS, the authority to conduct the general operation and administration of the Plans is vested in the Employee Benefits Committee as constituted from time to time which has the responsibility for administering each Plan and shall be deemed for purposes of ERISA to be the Plan administrator and the named fiduciary for Plan administration and the Employee Benefits Committee shall have the authorities and shall be subject to the duties with respect to the trust specified in the Plans and in this Trust Agreement; and

WHEREAS, the Company and the Trustee desire to amend and restate the said Prior Trust Agreement in its entirety.

NOW, THEREFORE, the Company and the Trustee do hereby amend and restate the said Prior Trust Agreement and continue the Trust as the funding vehicle for the Plans, upon the terms and conditions hereinafter set forth:

1.  TRUST FUND

1.1 Trust Name. This Trust shall be known as Chemtura Corporation Master Trust, being the trust maintained pursuant to the provisions of this Trust Agreement.

1.2 Receipt of Assets. The Trustee shall receive and accept for the purposes hereof all sums of money and other property paid to it by or at the direction of the Company or any Employer, and pursuant to the terms of this Trust Agreement shall hold, invest, reinvest, manage, administer and distribute such monies and other property and the increments, proceeds, earnings and income thereof for the exclusive benefit of participants in the Plans and their beneficiaries. The Trustee need not inquire into the source of any money or property transferred to it nor into the authority or right of the transferor of such money or property to transfer such money or property to the Trustee. All assets held by the Trustee in the trust pursuant to the provisions of this Trust Agreement at the time of reference are referred to herein as the "Trust Fund".

1.3 Employers. For purposes of this Trust Agreement, the term "Employer" means any corporation which is a member of a controlled group of corporations of which the Company is a member as determined under Section 1563(a) of the Internal Revenue Code of 1986, as amended without regard to Section 1563(a)4) and Section 1563(e)(3)(C) of such Code, and which corporation has adopted this Trust Agreement in accordance with the provisions of Section 16.1.

1.4 Plans. References in this Trust Agreement to the "Plan" or the "Plans" shall, unless the context indicates to the contrary, mean the tax-qualified employee benefit plan or plans of the Company or the tax-qualified employee benefit plan or plans of any Employer that has adopted the Trust Fund as the funding vehicle for such plan or plans as the case may be.

The Company shall be responsible for verifying that while any assets of a particular Plan are held in the Trust Fund, that such Plan (i) is "qualified" within the meaning of Section 401(a) of the Code; (ii) is permitted by existing or future rulings of the United States Treasury Department to pool its funds in a group trust; (iii) permits its assets to be commingled for investment purposes with the assets of other such Plans by investing such assets in this Trust Fund whether or not its assets will in fact be held in a separate Investment Fund; and (iv) that the terms of the Plans are consistent with the terms of this Trust Agreement.

1.5 Accounting for a Plan's Undivided Interest in the Trust Fund. The Trustee shall hold the Trust Fund as a commingled fund or commingled funds in which each separate Plan shall be deemed to have a proportionate undivided interest in the fund or funds in which it participates, except that each fund or asset identified by the Employee Benefits Committee as allocable to a particular Plan Account, herein referred to as an "identified fund" or "identified asset", and income, appreciation or depreciation and expenses attributable to the interest of each particular Plan in the Trust Fund (a “Plan Account”) or to an identified asset thereof, shall be allocated or charged to that Plan Account. All transfers to, withdrawals from, and other transactions regarding the Trust Fund shall be conducted in such a way that the Plan Account each Plan and the fair market value of that interest may be determined at any time. Whenever the assets of more than one Plan are commingled in the Trust Fund or in any Investment Fund, the undivided interest therein of that Plan shall be debited or credited (as the case may be) (i) for the entire amount of every contribution received on behalf of that Plan, every benefit payment, or other expense attributable solely to that Plan, and every other transaction relating only to that Plan; and (ii) for its proportionate share of every item of collected or accrued income, gain or loss, and general expense; and other transactions attributable to the Trust Fund or that Investment Fund as a whole. As of each date when the fair market value of the investments held in the Trust Fund or an Investment Fund are determined as provided for in Article 9, the Trustee shall adjust the value of each Plan's interest therein to reflect the net increase or decrease in such values since the last such date. For all of the foregoing purposes, fractions of a cent may be disregarded.

1.6 No Trustee Duty Regarding Contributions. The Trustee shall not be under any duty to require payment of any contributions to the Trust Fund, or to see that any payment made to it is computed in accordance with the provisions of the Plans, or otherwise be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plans. The named fiduciary responsible for ensuring timely payment of contributions to the Trust Fund is the Employee Benefits Committee.

2. DISBURSEMENTS FROM THE TRUST FUND.

The Trustee shall make distributions from the Trust Fund to such persons, in such amounts (but not exceeding the then value of the Plan Account to which the distribution is chargeable), at such times and in such manner as the Employee Benefits Committee or its designee shall from time to time direct pursuant to the service description furnished by the Trustee to the Employee Benefits Committee from time to time. The Trustee shall have no responsibility to ascertain whether any direction received by the Trustee from the Employee Benefits Committee or its designee in accordance with the preceding sentence is proper and in compliance with the terms of a Plan or to see to the application of any distribution. The Trustee shall not be liable for any distribution made in good faith without actual notice or knowledge of the changed condition or status of any recipient. If any distribution made by the Trustee is returned unclaimed, the Trustee shall notify the Employee Benefits Committee or its designee and shall dispose of the distribution as the Employee Benefits Committee or its designee shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee of benefits of the Trust Fund.

The Employee Benefits Committee or its delegate shall be responsible for ensuring that any payment directed under this Article conforms to the provisions of the Plans, this Trust Agreement, and the provisions of the Employee Retirement Income Security Act of 1974, as amended (referred to herein as "ERISA"). Each direction of the Employee Benefits Committee or its delegate shall be in writing and shall be deemed to include a certification that any payment or other distribution directed thereby is one which the Employee Benefits Committee or its delegate is authorized to direct, and the Trustee may conclusively rely on such certification without further investigation.

If, in the performance of this Agreement hereunder, the Trustee holds uninvested cash received from the Employee Benefits Committee any “float” earned thereon shall, as set forth in the Trustee’s Float Disclosure Statement attached hereto as Exhibit A, constitute a part of the Trustee’s overall compensation for performance of the Services. The Company has negotiated with the Trustee and has agreed to allow the Trustee to retain such float income with the knowledge that the Company had the choice to either (i) retain such income for the benefit of the participants of the Plan and incur a higher trustee fee or (ii) allow the Trustee to retain such float income and realize a lower trustee fee.

3. RESPONSIBILITIES RELATING TO INVESTMENT FUNDS AND INVESTMENT ACCOUNTS.

3.1 Investment Funds. The Company shall establish a committee (hereinafter referred to as the “Investment Committee”) which shall have the responsibility for allocating the assets of the Trust Fund among the Investment Funds, for monitoring the diversification of the investments of the Trust Fund, for determining the propriety of investment of the Trust Fund in foreign securities and of maintaining the custody of foreign investments abroad, for assuring that no Plan violates any provisions of ERISA limiting the acquisition or holding of "employer securities" or "employer real property" and for the appointment and removal of Investment Managers and shall be deemed for purposes of ERISA to be the named fiduciary for Plan investments. The Investment Committee, from time to time and in accordance with provisions of the Plans, may direct the Trustee to establish one or more separate investment accounts within the Trust Fund, each separate account being hereinafter referred to as an "Investment Fund". The Trustee shall transfer to each such Investment Fund such portion of the assets of the Trust Fund as the Investment Committee directs. The Trustee shall be under no duty to question, and shall not incur any liability on account of following, any direction of the Investment Committee. The Trustee shall be under no duty to review the investment guidelines, objectives and restrictions established, or the specific investment directions given, by the Investment Committee for any Investment Fund, or to make suggestions to the Investment Committee in connection therewith.

All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an Investment Fund shall be credited to and reinvested in such Investment Fund. All expenses of the Trust Fund which are allocable to a particular Investment Fund shall be so allocated and charged. Subject to the provisions of the Plans, the Investment Committee may direct the Trustee to eliminate an Investment Fund or Funds, and the Trustee shall thereupon dispose of the assets of such Investment Fund and reinvest the proceeds thereof in accordance with the directions of the Investment Committee except to the extent that the Investment Committee allocates such assets to an Investment Account for which an Investment Manager has sole investment responsibility to dispose of the assets of an Investment Fund allocated to such Investment Account in which case the Trustee shall follow the directions of such Investment Manager as set forth in section 3.2 below.

The Investment Committee may direct the Trustee to establish one or more Investment Funds all of the assets of which shall be invested in securities which constitute "qualifying employer securities" or "qualifying employer real property" within the meaning of Section 407 of ERISA, it shall be the duty of the Investment Committee to determine that such investment is not prohibited by Sections 406 or 407 of ERISA. The Investment Committee shall have the sole investment responsibility with respect to the retention, sale, purchase or voting of any employer securities which has not been allocated to an Investment Fund for which an Investment Manager has investment responsibility. The Trustee shall have custody of such employer securities and shall act with respect thereto only as directed by the Investment Committee. The Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote any such employer securities.

In the event an Investment Fund is maintained as a global account, it shall participate in the Trustee’s contractual settlement date processing service (“CSDP”) unless the Investment Committee directs the Trustee, or the Trustee informs the Investment Committee, otherwise. Pursuant to CSDP, the Trustee shall be authorized, but not obligated, to automatically credit or debit such Investment Fund provisionally on contractual settlement date with cash or securities in connection with any sale, exchange or purchase of securities. Otherwise, such cash or securities shall be credited to the Investment Fund on the day such cash or securities are actually received by the Trustee and reconciled to the Investment Fund. In cases where the Trustee credits or debits the Investment Fund with cash or securities prior to actual receipt and reconciliation, the Trustee may reverse such credit or debit as of contractual settlement date if and to the extent that any securities delivered by the Trustee are returned by the recipient, or if the related transaction fails to settle (or fails, due to market change or other reasons, to settle on terms which provide the Trustee full reimbursement of any provisional credit the Trustee has granted) within a period of time judged reasonable by the Trustee under the circumstances. To the extent permitted by law, the Trustee shall be fully protected from and against any loss or other detriment to any Investment Fund allegedly arising or resulting from the Trustee’s good faith determination to effect, not effect or reverse any provisional credit or debit to the Investment Fund. Funds debited from the Investment Fund on contractual settlement date including, without limitation, funds provided for the purchase of any securities under circumstances where settlement is delayed or otherwise does not take place in a timely manner for any reason, shall be held pending actual settlement of the related purchase transaction in a non-interest bearing deposit at the Trustee’s London Branch, notwithstanding the Trustee’s receipt of “float” from such uninvested funds; such funds shall be available for use in the Trustee’s general operations; and the Trustee’s maintenance and use of such funds in such circumstances are, without limitation, in consideration of the Trustee’s providing CSDP.

The Trustee shall have custody of and custodial responsibility for all assets of the Trust Fund held in An Investment Fund except as otherwise provided in this Agreement or as follows:

(a) The subtrustee of a subtrust shall have custody of and custodial responsibility for any assets of an Investment Fund allocated to it by the Investment Committee;

(b) The trustee of a collective or group trust fund (including without limitation an Investment Manager or its bank affiliate) shall have custody of and custodial responsibility for any assets of an Investment Fund invested in such collective or group trust fund; and

(c) The Investment Committee may direct in writing that the custody of additional assets of an Investment Fund (other than those referred to in paragraphs (a) and (b) of this Section 3.1) be maintained with one or more persons or entities designated by the Investment Committee to maintain custody of assets of an Investment Fund (hereinafter referred to as a “Custodial Agent”). In such event, the Investment Committee shall approve, and direct the Trustee to enter into, a custody agreement with the Custodial Agent (which custody agreement may authorize the Custodial Agent to maintain custody of such assets with one or more subagents, including a broker or dealer registered under the Securities Exchange Act of 1934 or a nominee of such broker or dealer). The Custodial Agent shall have custodial responsibility for any assets maintained with the Custodial Agent or its subagents pursuant to the custody agreement. Notwithstanding any other provision of this agreement, the Company (which has the authority to do so under the laws of its state of incorporation) agrees to indemnify THE NORTHERN TRUST COMPANY from any liability, loss and expense, including reasonable legal fees and expenses, which arise out of or in connection with the Trustee's acting in accordance with any directions of the Investment Committee pursuant to this paragraph (c). This paragraph shall survive the termination of this Agreement.

Except as otherwise provided in Section 3.5, the Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote, any assets of the Trust Fund allocated to an Investment Account or a Company Directed Account, except as directed by the Investment Manager or the Investment Committee thereof. Further, the Investment Committee hereby directs that any cash of an Investment Account or Company Directed Account, consisting of U.S. dollars in the Trustee’s custody, shall be invested in the collective Short Term Investment Fund maintained by the Trustee or its affiliate, unless the Trustee receives other instructions from the Investment Manager or the Investment Committee of such Investment Account or Company Directed Account. For currencies held by the Trustee outside the United States, including U.S. dollars, the Trustee shall invest such cash of an Investment Account or Company Directed Account as directed by the Investment Manager the Investment Committee thereof and such investments may include an interest bearing account of a foreign custodian;

3.2 Investment Manager Appointment. The Investment Committee, from time to time and in accordance with the provisions of the Plans, may appoint an independent investment manager as defined in Section 3(38) of ERISA, (hereinafter referred to as an “Investment Manager”), pursuant to a written investment management agreement describing the powers and duties of the applicable Investment Manager, to direct the investment and reinvestment of all or a portion of the Trust Fund or an Investment Fund (hereinafter referred to as an "Investment Account").

The Investment Committee shall be responsible for ascertaining that while each Investment Manager is acting in that capacity hereunder, the following requirements are satisfied:

(a)
The Investment Manager is either (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is not registered as an investment adviser under such Act by reason of paragraph (1) of Section 203A(a) of such Act, is registered as an investment adviser under the laws of the State (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time the fiduciary last filed the registration form most recently filed by the fiduciary with such State in order to maintain the fiduciary’s registration under the laws of such State, also filed a copy of such form with the Secretary, (iii) a bank as defined in that Act or (iv) an insurance company qualified to perform the services described in (b) below under the laws of more than one state.

(b)	The Investment Manager has the power to manage, acquire or dispose of any assets of the Plans for which it is responsible hereunder.

(c)	The Investment Manager has acknowledged in writing to the Investment Committee and the Trustee that he or it is a fiduciary with respect to the Plans within the meaning of Section 3(21)(A) of ERISA.

(d)	The Plans provide for the appointment of the Investment Manager in accordance with Section 402(c)(3) of ERISA, and the Investment Manager is appointed as so provided.

(e)
Any Investment Manager with authority to invest in assets which will be held outside the jurisdiction of the district courts of the United States is an entity described in ERISA regulations at 29 C.F.R. 2550.404b-1(a)(2)(i).

The Investment Committee shall furnish the Trustee with written notice of the appointment of each Investment Manager hereunder, and of the termination of any such appointment. Such notice shall specify the assets which shall constitute the Investment Account. The Trustee shall be fully protected in relying upon the effectiveness of such appointment and the Investment Manager's continuing satisfaction of the requirements set forth above until it receives written notice from the Investment Committee to the contrary.

The Trustee shall conclusively presume that each Investment Manager, under its investment management agreement, is entitled to act, in directing the investment and reinvestment of the Investment Account for which it is responsible, in its sole and independent discretion and without limitation, except for any limitations which from time to time the Investment Committee and the Trustee agree (in writing) shall modify the scope of such authority. With respect to each Investment Fund, the Investment Manager thereof shall have the investment powers granted to the Trustee by Section 4.1 herein, as limited by the Trustee’s standard of care set forth in Section 4.4 herein, as if all references therein to the Trustee referred to the Investment Manager, and the Trustee shall be protected in relying on the Investment Manager's directions without reviewing investments or making suggestions.

The Trustee shall have no liability (i) for the acts or omissions of any Investment Manager; (ii) for following directions, including investment directions of an Investment Manager, the Investment Committee, which are given in accordance with this Trust Agreement; or (iii) for any loss of any kind which may result by reason of the manner of division of the Trust Fund or Investment Fund into Investment Accounts.

An Investment Manager shall certify, at the request of the Trustee, the value of any securities or other property held in any Investment Account managed by such Investment Manager, and such certification shall be regarded as a direction with regard to such valuation. The Trustee shall be entitled to conclusively rely upon such valuation for all purposes under this Trust Agreement.

The Investment Committee may direct, or authorize an Investment Manager to direct, the Trustee to: (i) enter into such agreements as are necessary to implement investment in futures contracts and options on futures contracts; (ii) transfer initial margin to a futures commission merchant or third party safekeeping bank pursuant to directions from an Investment Adviser and (iii) pay or demand variation margin in accordance with industry practice to or from such futures commission merchant based on daily marking to market calculations. The Trustee shall have no investment or custodial responsibility with respect to assets transferred to a futures commission merchant or third party safekeeping bank.

3.3 Investment Committee Directed Investment Accounts. The Trustee shall, if so directed in writing by the Investment Committee, segregate all or a portion of the Trust Fund held by it into one or more separate investment accounts to be known as Company Directed Accounts. The Investment Committee, by written notice to the Trustee, may at any time relinquish its powers under this Section 3.3 and direct that a Company Directed Account shall no longer be maintained. In addition, during any time when there is no Investment Manager with respect to an Investment Account (such as before an investment management agreement takes effect or after it terminates) or no allocation of investment responsibility for any assets held within an Investment Fund, the Investment Committee shall direct the investment and reinvestment of such Investment Account or such assets of an Investment Fund for which no location of investment responsibility has been made. The Investment Committee shall have investment responsibility for any assets of an Investment Fund or the Trust Fund as a whole not otherwise allocated to an Investment Account or a Company Directed Account, and such assets shall comprise a Company Directed Account for which the Investment Committee has investment responsibility. Whenever the Investment Committee is directing the investment and reinvestment of an Investment Account or a Company Directed Account, the Investment Committee shall have the investment powers granted to the Trustee by Section 4.1 herein, as limited by the trustee’s standard of care set forth in Section 4.3 herein, as if all references therein to the Trustee referred to the Investment Committee, and the Trustee shall be protected in relying on the Investment Committee's directions without reviewing investments or making suggestions to the same extent as it would be protected under this Trust Agreement if it had relied on the directions of an Investment Manager. The Investment Committee shall have investment responsibility for assets held in any Investment Fund for which an Investment Manager has not been retained, has been removed, or is for any reason unwilling or unable to act. With respect to assets or Investment Funds for which the Investment Committee has investment responsibility, the Trustee, acting only as directed by the Investment Committee, shall enter into such agreements as are necessary to facilitate any investment, including agreements entering into a limited partnership, subtrust or the participation in real estate funds. The Trustee shall not make any investment review of, or consider the propriety of holding or selling, or vote any assets for which the Investment Committee has investment responsibility. To the extent that the Investment Committee directs the Trustee with respect to the investment of such assets, the Investment Committee represents and warrants that (i) it shall carry out its investment responsibilities in accordance with, and any such direction shall be in accordance with, the applicable terms of any documents governing the Plans, including any investment policy statement and (ii) it shall maintain and follow procedures for identifying and avoiding any non-exempt prohibited transactions.

3.4 Trustee Directed Investment Accounts. The Trustee shall have no duty or responsibility to direct the investment and reinvestment of any assets held in the Trust Fund, any Investment Fund or any Investment Account unless expressly agreed to in writing between the Trustee and the Investment Committee. In the event that the Trustee enters into such an agreement, it shall have the powers and duties of an Investment Manager under this Trust Agreement with regard to such Investment Account.

3.5 Securities Lending. The Investment Committee may also direct the Trustee as fiduciary to lend securities of the Trust Fund held by the Trustee by entering into a written agreement with the Trustee. The terms of the agreement between the Investment Committee and the Trustee shall be consistent with Department of Labor Prohibited Transaction Exemption 81-6 or any successor exemption. The written agreement between the Investment Committee and the Trustee shall direct the Trustee to enter into a loan agreement with a borrower or borrowers. The Trustee shall transfer securities to the borrower and invest or hold on behalf of the Trust Fund the collateral received in exchange for the securities. Notwithstanding anything in this agreement to the contrary, the right to vote securities out on loan on record date passes to the borrower, or to a transferee of the borrower, as a consequence of the transfer of title to the securities. The Trustee shall maintain a record of the market value of the loaned securities and shall be paid reasonable compensation as agreed to by the Trustee and the Investment Committee.

4. POWERS OF THE TRUSTEE.

4.1 Investment Powers of the Trustee. The Trustee shall have and exercise the following powers and authority (i) over Investment Accounts where it has express investment management discretion as provided in Section 3.4 or (ii) upon direction of the Investment Manager of an Investment Account or (iii) upon direction of the Investment Committee: (x) for a Company Directed Account and (y) for voting and tendering of qualifying employer securities;:

(a)	To purchase, receive, or subscribe for any securities or other property and to retain in trust such securities or other property.

(b)	To acquire and hold qualifying employer securities and qualifying employer real property, as such investments are defined in Section 407(d) of ERISA.

(c)
To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, to enter into standby agreements for future investment, either with or without a standby fee, or otherwise to dispose of any securities or other property at any time held by it.

(d)
To settle, compromise or submit to arbitration any claims, debts, or damages, due or owing to or from the trust, to commence or defend suits or legal proceedings and to represent the trust in all suits or legal proceedings in any court of law or before any other body or tribunal.

(e)
To trade in financial options and futures, including index options and options on futures and to execute in connection therewith such account agreements and other agreements in such form and upon such terms as the Investment Manager or the Investment Committee shall direct.

(f)
To exercise all voting rights, tender or exchange rights, any conversion privileges, subscription rights and other rights and powers available in connection with any securities or other property at anytime held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities which may at any time be held by it and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable by the Investment Manager or Investment Committee in connection therewith, and to hold and retain any securities or other property which it may so acquire; and to deposit any property with any protective, reorganization or similar committee, and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to property so deposited.

(g)
To exercise all voting or tender offer rights with respect to all qualifying employer securities held by it except that portion, if any, for which it has received voting or tender offer instructions from participants in the Plans as provided in this paragraph. The Investment Committee shall inform the Trustee of the voting and tender offer provisions of each Plan. Each participant entitled to do so may direct the Trustee, confidentially, how to vote or whether or not to tender the qualifying employer securities representing his proportionate interest in the assets of the Plans. The Investment Committee shall furnish the Trustee with the name of each participant and the number of shares held for the participant's account as near as practicable to the record date fixed for the determination of shareholders entitled to vote and shall provide the Trustee with all other information and assistance which the Trustee may reasonably request. Shares for which the Trustee has not received timely voting or tender instructions shall be voted or tendered by the Trustee to the extent permitted by the Plans or as required by law in its uncontrolled discretion.

(h)
To lend to participants in the Plans such amounts and upon such terms and conditions as the Investment Committee may direct. Any such direction shall be deemed to include a certification by the Investment Committee that such lending is in accordance with the provisions of ERISA and the Plans.

(i)
To borrow money in such amounts and upon such terms and conditions as shall be deemed advisable or proper by the Investment Committee or Investment Manager to carry out the purposes of the trust and to pledge any securities or other property for the repayment of any such loan.

(j)
To invest all or a portion of the Trust Fund in contracts issued by insurance companies, including contracts under which the insurance company holds Plan assets in a separate account or commingled separate account managed by the insurance company. The Trustee shall be entitled to rely upon any written directions of the Investment Committee or the Investment Manager under this Section 4.1, and the Trustee shall not be responsible for the terms of any insurance contract that it is directed to purchase and hold or for the selection of the issuer thereof or for performing any functions under such contract (other than the execution of any documents incidental thereto on the instructions of the Investment Committee or the Investment Manager).

(k)
To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, and to hold any such real property in its own name or in the name of a nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity, all upon such terms and conditions as may be deemed advisable by the Investment Manager or Investment Committee.

(l)
To renew, extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable by the Investment Manager or Investment Committee, and to agree to a reduction in the rate of interest on any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable by the Investment Manager or Investment Committee for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable by the Investment Manager or Investment Committee; to exercise and enforce any and all rights of foreclosure, to bid on property on foreclosure, to take a deed in lieu of foreclosure with or without paying consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any such mortgage or guarantee.

(m)	To hold part or all of the Trust Fund uninvested.

(n)	To employ suitable agents and counsel and to pay their reasonable and proper expenses and compensation.

(o)	To purchase and sell foreign exchange and contracts for foreign exchange, including transactions entered into with State Street Bank and Trust Company, its agents or subcustodians.

(p)
To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable by the Investment Manager or Investment Committee.

(q)
To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or clearing corporation.

(r)
To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases, or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

(s)
To invest at State Street Bank and Trust Company (i) in any type of interest bearing investments (including, but not limited to savings accounts, money market accounts, certificates of deposit and repurchase agreements) and (ii) in noninterest bearing accounts (including but not limited to checking accounts).

(t)
To invest in collective investment funds maintained by The Northern Trust Company or its affiliates or by others for the investment of the assets of employee benefit plans qualified under Section 401 of the Code, whereupon the instruments establishing such funds, as amended, shall be deemed a part of this Trust Agreement and incorporated by reference herein.

(u)
To invest in open-end and closed-end investment companies, regardless of the purposes for which such fund or funds were created, including those managed, serviced, or advised by the Trustee or an affiliate of the Trustee, and in any partnership, limited or unlimited, joint venture and other forms of joint enterprise created for any lawful purpose.

Except as otherwise provided in this Trust Agreement, the Investment Manager of an Investment Account or the Investment Committee in the case of a Company Directed Account shall have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager or the Investment Committee and the confirmation of each such order shall be confirmed to the Trustee by the broker. Unless otherwise directed by the Investment Committee or Investment Manager, such notification shall be authority for the Trustee to pay for securities purchased or to deliver securities sold as the case may be. Upon the direction of the Investment Manager or the Investment Committee, the Trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustee under this Trust Agreement.

The Trustee shall transmit as soon as practicable to the Investment Committee or the Investment Manager, as the case may be, all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any of the securities in the Trust Fund, which notices are received by the Trustee from its agents or custodians, from issuers of the securities in question and from the party (or its agents) extending such rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any of the securities in the Trust Fund of which notice was given prior to the purchase of such securities by the Trust Fund, and shall have no obligation to exercise any such right or power unless the Trustee is informed of the existence of the right or power.

The Trustee shall not be liable for any untimely exercise or assertion of such rights or powers described in the paragraph immediately above in connection with securities or other property of the Trust Fund at any time held by it unless (i) it or its agents or custodians are in actual possession of such securities or property and (ii) it receives directions to exercise any such rights or powers from the Investment Committee or the Investment Manager, as the case may be, and both (i) and (ii) occur at least three business days prior to the Trustee’s deadline date to exercise such right or power (unless the Trustee did not provide timely notice in accordance with industry practice of the rights to be exercised).

If the Trustee is directed by the Investment Committee or an Investment Manager to purchase securities issued by any foreign government or agency thereof, or by any corporation or other entity domiciled outside of the United States, it shall be the responsibility of the Investment Committee or Investment Manager, as the case may be, to advise the Trustee in writing with respect to any laws or regulations of any foreign countries or any United States territory or possession which shall apply in any manner whatsoever to such securities, including, without limitation, receipt by the Trustee of dividends, interest or other distributions on such securities. The Investment Committee shall have sole responsibility for the decision to maintain the custody of foreign investments abroad. Custody of foreign investments shall be maintained with foreign custodians selected by the Trustee. The Trustee shall be responsible for the prudent selection of a foreign custodian within a particular jurisdiction and for periodically monitoring such selection to determine that such selection continues to be prudent within that particular jurisdiction. The Trustee shall have no responsibility for losses to the Trust Fund resulting from the acts or omissions of any foreign custodian appointed by the Trustee unless due to the foreign custodian's fraud, negligence bad faith, or willful misconduct in the performance of its custodial duties. Except for losses arising directly from the Trustee’s failure to prudently select or periodically monitor a foreign custodian as provided above, the Trustee shall have no responsibility for the solvency or financial condition of any foreign custodian holding assets of the Trust Fund.

The Trustee shall have no responsibility for: (a) any condition which now exists or may hereafter be found to exist in, under, or about any real estate investment of the Trust Fund or of a corporation organized under Section 501(c)(2) or 501(c)(25) of the Code, the stock of which is held as an asset of the Trust Fund; or (b) any violation of any applicable environmental or health or safety law, ordinance, regulation or ruling; or (c) the presence, use, generation, storage, release, threatened release, or containment, treatment or disposal of any hazardous or toxic substances or materials including such situations at or activities on any investment of the Trust Fund or of a Section 501(c)(2) or 501(c)(25) corporation, the stock of which is held as an asset of the Trust Fund. Upon the written approval from the Investment Committee to the extent such approval is not unreasonably withheld and to the extent such approval is practicable to obtain prior to the Trust’s requirement to act in accordance with this section, the Trustee is hereby authorized to pay from the Trust Fund all costs and expenses (including reasonable attorneys fees) relating to or connected with any condition, violation, presence or other situation referred to in (a), (b) and (c) above, and notwithstanding anything to the contrary in this agreement, to the extent permitted by law, THE NORTHERN TRUST COMPANY shall be indemnified from the Trust Fund from all claims, suits, losses and expenses (including reasonable attorneys fees) arising therefrom. The authority to pay from the Trust Fund and the right of indemnification set forth in the preceding sentence include and relate to, without limitation, any claims, suits, liabilities, losses and expenses (including reasonable attorneys fees) arising from any matters relating to the existence of petroleum including crude oil and any fraction thereof, hazardous substances, pollutants, or contaminants as defined in the Comprehensive Environmental, Responsibility, Compensation, and Liability Act, as amended, 42 U.S.C. Section 9601 et seq., or hazardous wastes as defined in the Resource Conservation and Liability Act, 42 U.S.C. Section 6906 et seq., or as any of the foregoing terms or similar terms may be defined in similar state environmental laws or subsequent federal or state legislation of a similar nature which may be enacted from time to time. This paragraph shall survive the sale or other disposition of any real estate investment of the Trust Fund and the termination of this agreement. Nothing in this paragraph shall be construed to in any way limit the indemnification rights of the Trustee provided elsewhere in this Agreement.

4.2 Administrative Powers of the Trustee. Notwithstanding the appointment of an Investment Manager, the Trustee shall have the following powers and authority, to be exercised in its sole discretion, with respect to the Trust Fund:

(a)	To employ suitable agents, custodians and counsel and to pay their reasonable expenses and compensation.

(b)	To appoint ancillary trustees to hold any portion of the assets of the trust and to pay their reasonable expenses and compensation.

(c)
To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or clearing corporation.

(d)
To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

(e)	Generally to do all ministerial acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable in carrying out its duties under this Trust Agreement.

Notwithstanding anything in the Plans or this Trust Agreement to the contrary, the Trustee shall not be required by the Company, the Employee Benefits Committee, the Investment Committee, or any Investment Manager to engage in any action, nor make any investment which constitutes a prohibited transaction or is otherwise contrary to the provisions of ERISA or which is otherwise contrary to law or to the terms of the Plans or this Trust Agreement. Any direction of the Company, the Employee Benefits Committee, the Investment Committee, or any Investment Manager shall constitute a certification to the Trustee (i) that the transaction will not constitute a prohibited transaction under ERISA or the Code, (ii) that the investment is authorized under the terms of this Agreement and any other agreement or law affecting an Investment Manager’s authority, or the authority of the Company, the Employee Benefits Committee or the Investment Committee to deal with the assets of the Trust, (iii) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is requested or required to execute to effectuate the transaction has been reviewed by the Company, the Employee Benefits Committee, the Investment Committee, or any Investment Manager and, to the extent it deems advisable and prudent, its counsel, (iv) that such instrument or document is in proper form for execution by the Trustee, (v) that, where appropriate (such as in a real estate or gold transfer), insurance protecting the Trust against loss or liability has been or will be maintained in the name of or for the benefit of the Trust, and (vi) that all other necessary and appropriate acts required of the Company, the Employee Benefits Committee, the Investment Committee, or any Investment Manager to perfect and protect the Trust’s rights have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction.

The Trustee may consult with legal counsel concerning any question which may arise with reference to this Trust Agreement and its powers and duties hereunder and shall be fully protected in acting or refraining from acting in reliance upon the written advice of legal counsel.

4.3 Standard of Care. The Trustee shall perform its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Subject to the preceding sentence and subsequent sentence, , the Trustee shall diversify the investments of that portion of the Trust Fund for which it has investment responsibility so as to minimize the risk of large losses. Subject to the first sentence herein, the Trustee shall, with respect to that portion of the Trust Fund for which it has investment responsibility, follow the investment guidelines established by the Investment Committee given in exercise of that committee's responsibility.

5. INDEMNIFICATION AND ERROR CORRECTION.

In the event that THE NORTHERN TRUST COMPANY incurs any liability, loss, claim, suit or expense (including reasonable attorneys fees) in connection with or arising out of its provision of services under this Agreement, or its status as Trustee hereunder, under circumstances where THE NORTHERN TRUST COMPANY cannot obtain or would be precluded by law from obtaining payment or reimbursement of such liability, loss, claim, suit or expense (including reasonable attorneys fees) from the Trust Fund, then the Company (which has the authority to do so under the laws of the state of its incorporation) shall indemnify and hold THE NORTHERN TRUST COMPANY harmless from and against such liability, loss, claim, suit or expense, except to the extent such liability, loss, claim, suit or expense arises directly from a breach by the Trustee of responsibilities specifically allocated to it by the terms of this Agreement, the Trustee’s negligence in its performance of such specifically allocated responsibilities, the Trustee’s fraud, or the Trustee’s willful misconduct. Notwithstanding the foregoing, THE NORTHERN TRUST COMPANY shall not be indemnified for any loss, liability, claim, suit or expense to the extent the Trustee participated knowingly in, or knowingly undertook to conceal, an act or omission of any such person or entity constituting a breach of such person or entity’s fiduciary responsibility hereunder, knowing such act or omission was a breach; provided however, that the Trustee shall not be deemed to have done so by merely complying with directions to settle purchase and sale transactions from the Investment Committee or an Investment Manager hereunder or by its failure to act in the absence of such direction or by reason of maintaining accounting records or solely as a result of the normal information received by the Trustee or its officers, employees, or agents in the normal course of performing any custodial, reporting, recording and bookkeeping functions with respect to any assets of the Trust Fund managed by an Investment Manager or the Investment Committee.

THE NORTHERN TRUST COMPANY agrees to indemnify and hold the Plans, the Trust, the Company, the Investment Committee, and the Employee Benefit Committee and their respective employees and/or members harmless from and against any loss, liability, claim, suit or expense, including reasonable fees and expenses, which arise directly from a breach by the Trustee of responsibilities specifically allocated to it by the terms of this Agreement, the Trustee’s negligence in its performance of such specifically allocated responsibilities, the Trustee’s fraud, or the Trustee’s willful misconduct. Notwithstanding the above, nothing contained in this Section shall limit THE NORTHERN TRUST COMPANY’s right to indemnification under Section 3.1(c) or require THE NORTHERN TRUST COMPANY to indemnify the Company for any action or inaction pursuant to Section 3.1(c) except to the extent of THE NORTHERN TRUST COMPANY’s negligence or willful misconduct in performing or failing to perform the ministerial, non-discretionary processing functions in carrying out the terms of a direction of the Investment Committee or its designee pursuant to Section 4.1(c).

This Section 5 shall survive the termination of this Agreement.

6. SECURITIES OR OTHER PROPERTY.

The words "securities or other property", used in this Trust Agreement, shall be deemed to refer to any property, real or personal, or part interest therein, wherever situated, including, without limitation, governmental, corporate or personal obligations, trust and participation certificates, partnership interests, annuity or investment contracts issued by an insurance company, leaseholds, fee titles, mortgages and other interests in realty, preferred and common stocks, certificates of deposit, financial options and futures or any other form of option, evidences of indebtedness or ownership in foreign corporations or other enterprises or indebtedness of foreign governments, and any other evidences of indebtedness or ownership, including securities or other property of the Company, even though the same may not be legal investment for trustees under any law other than ERISA.

7. PLAN EXPENSES, TAXES AND TRUSTEE COMPENSATION.

Without limiting the rights of the Trustee as otherwise provided in this Agreement, pursuant to direction by the Employee Benefits Committee, the Trustee shall pay from the Trust Fund expenses of a Plan or compensation to parties providing services to a Plan including but not by way of limitation, expenses or compensation related to actuarial, legal, accounting, office space, printing, computer, recordkeeping, investment, performance evaluation or any other material or service provided to the Plan; and, further, pursuant to direction by the Employee Benefits Committee, the Trustee may reimburse the Company from the Trust Fund for expenses of a Plan to the extent permitted by the Plan and ERISA. It shall be the responsibility of the Employee Benefits Committee to determine that any such expenses for which the Company is reimbursed pursuant to this paragraph are expenses of a Plan permitted by the Plan and ERISA

The Trustee shall pay out of the Trust Fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund. Until advised to the contrary by the Employee Benefits Committee, the Trustee shall assume that the Trust is exempt from Federal, State and local income taxes, and shall act in accordance with that assumption. The Employee Benefits Committee shall timely file all Federal, State and local tax and information returns relating to the Plans and Trust.

The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by the Company and the Trustee. Such compensation and all reasonable and proper expenses of administration of the Trust, including counsel fees, shall be withdrawn by the Trustee out of the Trust Fund unless paid by the Company, but such compensation and expenses shall be paid by the Company if the same cannot by operation of law be withdrawn from the Trust Fund.

All payments from the Trust Fund under this Article 7 may be made without approval or direction of the Employee Benefits Committee, provided the Trustee has given prior notice of, and at least 30 days to object to, such payments to the Employee Benefits Committee.

8. ACCOUNTS OF THE TRUSTEE.

The Trustee shall maintain or cause to be maintained suitable records, data and information relating to its functions hereunder.

The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other actions hereunder, and such other records as the Employee Benefits Committee shall from time to time direct, as agreed to by the Trustee. Subject to the confidentiality requirements of The Northern Trust Company’s other clients, the Trustee’s books and records relating thereto shall be open to inspection and audit at all reasonable times by the Employee Benefits Committee or its duly authorized representatives provided that the Trustee shall be entitled to reasonable compensation and reimbursement of its reasonable expenses incurred in connection with such audits or inspections.

Within sixty days after the close of each fiscal year of the trust and at more frequent intervals if agreed to by the parties hereto, and within sixty days after the removal or resignation of the Trustee as provided hereunder, the Trustee shall render to the Company a written statement and account showing in reasonable summary the investments, receipts, disbursements, and other transactions engaged in during the preceding fiscal year or period, and setting forth the assets and liabilities of the trust. Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement and account within one hundred and twenty (120) days after receipt thereof, the Company shall be deemed to have approved such statement and account, and in such case or upon written approval by the Employee Benefits Committee of any such statement and account, the Trustee shall be released and discharged with respect to all matters and things embraced in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding in which the Company, all other necessary parties and all persons having any beneficial interest in the Trust Fund were parties.

The Trustee shall determine the fair market value of assets of the Trust Fund based upon valuations provided by Investment Managers, information and financial publications of general circulation, statistical and valuation services, records of security exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property.

The Company or its delegate, each Investment Manager, and the Trustee shall file such descriptions and reports and make such other publications, disclosures, registrations and other filings as are required of them respectively by ERISA.

Nothing contained in this Trust Agreement or in the Plans shall deprive the Trustee of the right to have a judicial settlement of its account. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with the Trust Fund, the only necessary party thereto in addition to the Trustee shall be the Company, and no participant or other person having or claiming any interest in the Trust Fund shall be entitled to any notice or service of process (except as required by law). Any judgment, decision or award entered in any such proceeding or action shall be conclusive upon all interested persons.

9. REPRESENTATIONS AND COVENANTS OF THE TRUSTEE.

The Trustee expressly acknowledges, represents, warrants and agrees that:

(a)	as a directed trustee, it is a fiduciary for the performance of its responsibilities hereunder to the extent its exercises discretion as set forth is Section 3(21) of ERISA;

(b)
it has completed, obtained or performed (and, when required, will complete, obtain or perform) all registrations, filings, approvals, authorizations, consents or examinations required by ERISA or other applicable law (or any government or governmental authority) for the performance of the acts contemplated by the Agreement and, during the term of this Agreement, it shall comply with all existing, new or amended statutes of the United States (and any other government or governmental authority) having jurisdiction over its activities which are applicable to its ability to perform its services under this Agreement;

(c)
it has, by appropriate action, duly authorized the execution and implementation of this Agreement; such authorization or execution does not violate any obligation by which the Trustee is bound or any applicable law; and this Agreement has been executed on behalf of the Trustee by a person (or persons) authorized to transact this type of business on behalf of the Trustee and shall be binding upon the Trustee in accordance with its terms;

(d)	the personnel of the Trustee who will be responsible for carrying out the terms of this Agreement are individuals experienced in the types of services contemplated by this Agreement;

(e)
the Trustee shall promptly advise the Employee Benefits Committee in the event of any chance in control of the Trustee or any material changes in the personnel of the Trustee who perform services for the Plans;

(f)
except as specifically disclosed in writing to the Employee Benefits Committee, neither the Trustee, nor any of their officers, directors or employees ever has been convicted of any criminal offense involving dishonesty or a breach of trust or money laundering, or has agreed to enter into a pretrial diversion or similar program in connection with a prosecution for such offense;

(g)
except as specifically disclosed in writing to the Employee Benefits Committee, the Trustee has not (i) had an insurance or bonding company deny, pay out on or revoke a fidelity bond or fiduciary liability insurance policy, or (ii) filed a commercial bankruptcy or insolvency petition (or been declared bankrupt) or had a trustee appointed under the Securities Investor Protection Act;

(h)
the foregoing acknowledgements, representations, warranties and agreements are understood to be relied upon by the Company, shall be continuing in nature, and shall survive the expiration of this Agreement; and

(i)	it shall immediately notify the Employee Benefits Committee in the event that any of the foregoing acknowledgements, representations, warranties or agreements shall no longer be true.

10. RELIANCE ON COMMUNICATIONS.

The Trustee may rely upon a certification of the Investment Committee or the Employee Benefits Committee (or any member thereof) with respect to any instruction, direction or approval of such Employee Benefits Committee (or any member thereof if an Administrative Committee is appointed Employee Benefits Committee) and may rely upon a certification of the Company as to the membership of the Committee as it then exists, and may continue to rely upon such certification until a subsequent certification is filed with the Trustee.

he Trustee shall be fully protected in acting upon any instrument, certificate, or paper of the Company, its Board of Directors, the Investment Committee and the Employee Benefits Committee (or any member thereof), reasonably believed by it to be genuine and to be signed or presented by any authorized person, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as fully authorized by the Company, its Board of Directors or the Investment Committee or the Employee Benefits Committee (or any member thereof), as the case may be.

Notwithstanding any other provision of this Agreement, instructions, directions and other communications provided under this agreement may be given to the Trustee by letter, telex, SWIFT or other electronic or electro-mechanical means deemed acceptable by the Trustee, including the use of the Trustee’s Northern Trust Passport® applications, subject to such additional terms and conditions as the Trustee may require. In its sole discretion, the Trustee may, but shall not be required to, accept instructions, directions or other communications given to the Trustee by telephone. Any instructions, directions or other communications given to the Trustee by telephone shall promptly thereafter be confirmed in writing, but the Trustee will incur no liability for the Company’s or the Employee Benefits Committee’s or the Investment Committee’s failure, or the failure of an Investment Manager, to send such written confirmation or for the failure of any such written confirmation to conform to the telephonic instruction received by the Trustee.

The Trustee shall be further protected in reasonably relying upon a certification from any Investment Manager appointed by the Investment Committee as to the person or persons authorized to give instructions or directions on behalf of such Investment Manager and may continue to rely upon such certification until a subsequent certification is filed with Trustee.

11. RESIGNATION AND REMOVAL OF TRUSTEE.

Any Trustee acting hereunder may resign at any time by giving ninety days' prior written notice to the Company, which notice may be waived by the Company. The Company may remove the Trustee at any time upon sixty days' prior written notice to the Trustee, which notice may be waived by the Trustee. In case of the resignation or removal of the Trustee, the Company shall appoint a successor trustee. Any successor trustee shall have the same powers and duties as those conferred upon the Trustee named in this Trust Agreement. The removal of a Trustee and the appointment of a new Trustee shall be by a written instrument delivered to the Trustee. Upon the appointment of a successor trustee and after the final account of the resigning or removed Trustee has been approved or settled, as provided in Article 8, the resigning or removed Trustee shall transfer or deliver the Trust Fund to such successor trustee.

12. AMENDMENT.

This Trust Agreement may be amended by written agreement between the Trustee and the Company at any time or from time to time, and the provisions of any such amendment may be applicable to the Trust Fund as constituted at the time of the amendment as well as to the part of the Trust Fund subsequently acquired.

13. TERMINATION.

This Trust Agreement and the trust created hereby may be terminated at any time by the Company, and upon such termination or upon the dissolution or liquidation of the Company, in the event that a successor to the Company by operation of law or by the acquisition of its business interests shall not elect to continue the Plans and the trust, the Trust Fund shall be paid out by the Trustee after the settlement of its final account when directed by the Employee Benefits Committee. Notwithstanding the foregoing, the Trustee shall not be required to pay out any assets of the Trust Fund upon termination of the Trust until the Trustee has received written certification from the Employee Benefits Committee: (i) that all provisions of law with respect to such termination have been complied with; and (ii) (after the Trustee has made a determination of the fair market value of the Plans' assets) that the Plans' assets are sufficient to discharge when due all obligations of the Plans required by law. The Trustee shall rely conclusively on such written certification, and shall be under no obligation to investigate or otherwise determine its propriety.

14.  CONFIDENTIALITY.

Trustee and Company each agree that all confidential information (as defined in this Section) communicated to each other during the term of this Agreement shall be received in strict confidence and no such information shall be disclosed to third parties by the recipient party, its officers, employees, consultants, or agents without the prior written consent of the other party. Notwithstanding the foregoing, Trustee may aggregate Company data with similar data of other clients of the Trustee and may use such aggregated data for purposes of constructing statistical models so long as such aggregated data is sufficiently large a sample that no Company data can be identified either directly or by inference or implication. Each party agrees to take all reasonable precautions to prevent the disclosure to third parties of such information, including without limitation, the provisions of this Agreement and any incorporated Schedules, except as may be necessary by reason of legal, accounting or regulatory requirements and as the case may be. The obligation to treat information as confidential shall not apply to information which:

(a)	is in the public domain, other than by any breach of this Agreement;

(b)	is in the possession of a party to this Agreement on the effective date hereof, and if it shall not have been obtained from the other party;

(c)	shall be developed by a party outside the scope of any agreement with the other party, or

(d)	shall be obtained rightfully from third parties.

15. PARTICIPATION OF OTHER EMPLOYERS.

15.1 Adoption by Other Employers; Withdrawals. The Trust is maintained by the Company for use as the funding vehicle for the Plans which it maintains for various groups of employees and for use as the funding vehicle for the Plans of any Employer.

(a)
Any Employer which has been certified to the Trustee by the Company as being authorized and as having adopted this Trust with the consent of the Company as a funding vehicle for its own Plans may, at any time thereafter, become a party to this Trust Agreement by filing with the Trustee a certified copy of a resolution of its Board of Directors evidencing its election so to do; and

(b)
Any Employer which is a party to this Trust Agreement and which has been certified to the Trustee by the Company as having adopted one or more other Plans and as being authorized to adopt this Trust as the funding medium for such other Plan or Plans may, at any time thereafter, adopt this Trust for the purposes of such other Plan or Plans by filing with the Trustee a certified copy of a resolution of its Board of Directors evidencing its election so to do.

Thereafter, the Trustee shall receive and hold as a part of the Trust Fund, subject to the provisions of this Trust Agreement, any deposits made to it under such Plans by or at the direction of such Employer. Should this paragraph become operative:

(a)
In the event of the withdrawal of a Plan from the trust or in the event of the Company's or an Employer's election to terminate or to fund separately the benefits provided under any of its Plans, the Company shall cause a valuation to be made of the share of the Trust Fund which is held for the benefit of persons having an interest therein under such Plans. The Trustee shall thereupon segregate and dispose of such share in accordance with the written direction of the Company accompanied by its certification to the Trustee that such segregation and disposition is in accordance with the terms of the Plans and the requirements of the law.

(b)
If the Company or any Employer receives notice that one or more of its Plans is no longer qualified under the provisions of Section 40l of the Code or the corresponding provisions of any future Federal revenue act, the Company shall immediately cause a valuation to be made of the share of the Trust Fund which is held for the benefit of such persons having an interest under such disqualified Plan or Plans. The Trustee shall thereupon segregate, withdraw from the Trust Fund, and dispose of such share in accordance with the terms of the disqualified Plan or Plans. The Company may direct the Trustee to dispose of such share by the transfer and delivery of such share to itself as trustee of a separate trust, the terms and conditions of which shall be identical with those of this Trust Agreement, except that either the Company or the Employer maintaining such disqualified Plan or Plans and the Trustee shall be the only parties thereto.

(c)
In the event that any group of employees covered by a Plan is withdrawn from such Plan, the Company shall, if required by the terms of such Plan, cause a valuation to be made of the share of the Trust Fund which is held for the benefit of such group of employees. The Trustee shall thereupon segregate and dispose of such share in accordance with the direction of the Company accompanied by its certification to the Trustee that such segregation and disposition is in accordance with the terms of such Plan and the requirements of the law.

The Trustee shall have no duty to see that the valuation of any share in accordance with the provisions of this Section l5.l is caused to be made by the Company, nor to segregate and dispose of any such share in the absence of the written direction of the Company to do so.

15.2  Powers and Authorities of Other Employers to be Exercised Exclusively by Company. Each Employer, other than the Company, which is or shall become a party to this Trust Agreement, hereby irrevocably gives and grants to the Company full and exclusive power and authority to exercise all of the powers conferred upon it by the terms of this Trust Agreement and to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to this Trust Agreement, including the sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust Fund, and each such Employer, by becoming a party to this Trust Agreement, irrevocably appoints the Company its agent for such purposes. The Trustee shall have no obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that the Trustee shall deal solely with the Company as if the Trustee and the Company were the only parties in this Trust Agreement.

16. MISCELLANEOUS.

16.1 Governing Law. To the extent not inconsistent with ERISA, as heretofore or hereafter amended, the provisions of this Trust Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

16.2 No Reversion to Employers. Except as provided herein, no portion of the principal or the income of the Trust Fund shall revert to or be recoverable by the Company or any Employer or ever be used for or diverted to any purpose other than for the exclusive benefit of participants in the Plans and persons claiming under or through them pursuant to the Plans, provided, however, that:

(a)
if a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall, upon written request of the affected Employer or the Company, return such amounts as may be permitted by law to such Employer or the Company, as appropriate, within one year after the date the deduction is disallowed; and

(b)
if a contribution or any portion thereof is made by the Company or an Employer by a mistake of fact, the Trustee shall, upon written request of the Company or such Employer, return such amounts as may be permitted by law to the Company or such Employer, as appropriate, within one year after the date of payment to the Trustee or within such other period as is permitted by applicable law; and

(c)
if a contribution is conditioned upon the initial qualification of the Plan and Trust under Section 40l and 50l of the Code, and if the Plan receives an adverse determination with respect to its initial qualification, the contribution of the Company or an Employer to the Trust shall be returned by the Trustee to the Company or such Employer, as appropriate, within one year after such determination, but only if the application for the determination is made by the time prescribed by law for filing the Company’s or such Employer’s federal income tax return for the taxable year in which such Plan was adopted, or such later date as the Secretary of the Treasury may prescribe; and

(d)
in the event that a Plan whose assets are held in the Trust Fund is terminated, assets of such Plan may be returned to the Employer if all liabilities to participants and beneficiaries of such Plan have been satisfied; and

(e)	assets may be returned to the Employer to the extent that the law permits such transfer.

The Trustee shall be under no obligation to return any part of the Trust Fund as provided in this Section l6.2 until the Trustee has received a written certification from the Employee Benefits Committee that such return is in compliance with this Section 16.2, the Plans and the requirements of the law. The Trustee shall rely conclusively on such written certification and shall be under no obligation to investigate or otherwise determine its propriety.

16.3 Non-Alienation of Benefits. No benefit to which a participant or his beneficiary is or may become entitled under a Plan shall at any time be subject in any manner to alienation or encumbrance, nor be resorted to, appropriated or seized in any proceeding at law, in equity or otherwise. No participant or other person entitled to receive a benefit under a Plan shall, except as specifically provided in such Plans, have power in any manner to transfer, assign, alienate or in any way encumber such benefit under such Plan, or any part thereof, and any attempt to do so shall be void.

16.4 Duration of Trust. Unless sooner terminated, the trust created under this Trust Agreement shall continue for the maximum period of time which the laws of the State of Illinois shall permit.

16.5 No Guarantees. Neither the Company, nor any Employer, nor the Trustee guarantees the Trust Fund from loss or depreciation, nor the payment of any amount which may become due to any person under the Plans or this Trust Agreement.

16.6 Duty to Furnish Information. Both the Company and the Trustee shall furnish to the other any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties imposed under the Plans or this Trust Agreement or otherwise imposed by law.

16.7 Withholding. The Employee Benefits Committee shall withhold any tax which by any present or future law is required to be withheld from any payment under the Plans, unless the Trustee shall have agreed in writing to do so. The Employee Benefits Committee shall provide all information reasonably requested by the Trustee to enable the Trustee to so withhold.

16.8 Parties Bound. This Trust Agreement shall be binding upon the parties hereto, all participants in the Plans and persons claiming under or through them pursuant to the Plans, and, as the case may be, the heirs, executors, Employee Benefits Committees, successors, and assigns of each of them. The provisions of Article 5 shall survive termination of the Trust created under this Trust Agreement or resignation or removal of the Trustee for any reason.

In the event of the merger or consolidation of the Company or any Employer or other circumstances whereby a successor person, firm or company shall continue to carry on all or a substantial part of its business, and such successor shall elect to carry on the provisions of the Plan or Plans applicable to such business, as therein provided, such successor shall be substituted hereunder for the Company or such Employer, as the case may be, upon the filing in writing of its election so to do with the Trustee. The Trustee may, but need not, rely on the certification of an officer of the Company, and a certified copy of a resolution of the Board of Directors of such successor, reciting the facts, circumstances and consummation of such succession and the election of such successor to continue the said Plan or Plans as conclusive evidence thereof, without requiring any additional evidence.

16.9 Necessary Parties to Disputes. Necessary parties to any accounting, litigation or other proceedings shall include only the Trustee, the Company and any appropriate Employers and the settlement or judgment in any such case in which the Company, the appropriate Employers and the Trustee are duly served or cited shall be binding upon all participants in the Plans and their beneficiaries and estates, and upon all persons claiming by, through or under them.

16.10 Unclaimed Benefit Payments. If any check or share certificate in payment of a benefit hereunder which has been mailed by regular US mail to the last address of the payee furnished the Trustee by the Company is returned unclaimed, the Trustee shall notify the Company and shall discontinue further payments to such payee until it receives the further instruction of the Company.

16.11 Severability. If any provisions of this Trust Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Trust Agreement shall continue to be fully effective.

16.12 References. Unless the context clearly indicates to the contrary, a reference to a statute, regulation, document or provision shall be construed as referring to any subsequently enacted, adopted or executed counterpart.

16.13 Headings. Headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction of its provisions.

16.14 No Liability for Acts of Predecessor and Successor Trustees. The Trustee shall have no liability for the acts or omissions of any predecessors or successors in office.

16.15 Counterparts. This Trust Agreement may be executed in one or more counterparts, each of which shall constitute an original.

16.16 Acts of God. The Trustee shall not be responsible for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the Company, the Employee Benefits Committee, the Investment Committee or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

16.17 Terms of Plans. In no event shall the terms of any Plan, either expressly or by implication, be deemed to impose upon the Trustee any power or responsibility other than those set forth in this agreement. The Trustee may assume until advised to the contrary that each Plan and the Trust Fund is qualified under Section 401(a) and exempt from taxation under Section 501(a) of the Code, or under corresponding provisions of subsequent federal tax laws. The Trustee shall hold and safekeep all cash (or other property acceptable to the Trustee) contributed to the Trust Fund with respect to a Plan, but the Trustee shall have no responsibility to collect contributions, to determine whether the contributions comply with the provisions of the Plan or of ERISA nor to determine whether contributions are adequate to meet or discharge any liabilities under the Plans.

16.18 Retirement Equity Act. Except as otherwise directed by the Employee Benefits Committee, which direction shall be in compliance with all applicable provisions of the 1984 Retirement Equity Act, the relevant Plan and Section 401(a)(13) of the Code, any interest of a Participant or Beneficiary in the Trust Fund or any Plan or in any distribution therefrom shall not be subject to the claim of any creditor, any spouse for alimony or support, or others, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered.

16.19 Inability to Act. If for any reason the Trustee is unwilling or unable to act as to any property, such person or qualified corporation as the Trustee shall from time to time designate in writing shall act as special trustee as to that property. Any person or corporation acting as special trustee may resign at any time by written notice to the Trustee. Each special trustee shall have the powers granted to the Trustee by this agreement, to be exercised only with the approval of the Trustee, to which the net income and the proceeds from sale of any part or all of the property shall be remitted to be administered under this agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:	THE CHEMTURA CORPORATION

_________________	BY:_______________________________

TITLE:____________________________

The undersigned, _____________________, does hereby certify that he/she is the duly elected, qualified and acting Secretary of Chemtura Corporation (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

_________________________
Secretary
Chemtura Corporation

ATTEST:	THE NORTHERN TRUST COMPANY

_________________	BY:_______________________________
Vice President